UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Friday, January 9, 2009
Date of report (Date of earliest event reported)
EMS TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Georgia	000-06072	58-1035424
(State or other jurisdiction of incorporation or	(Commission	(I.R.S. Employer Identification No.)
organization)	File Number)
660 Engineering Drive
Norcross, Georgia 30092
(770) 263-9200
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information
Item 2.01  Completion of Acquisition or Disposition of Assets
On January 9, 2009, pursuant to an Agreement and Plan of Merger dated as of December 11, 2008 (the “Merger Agreement”), by and among the Registrant, EMS Acquisitions, Inc., a New Jersey corporation and wholly owned subsidiary of the Registrant (“Merger Subsidiary”), and Formation, Inc., a New Jersey corporation (“Formation”), Merger Subsidiary merged with and into Formation, with Formation surviving the merger as a wholly-owned subsidiary of the Registrant.  The outstanding shares of Formation were converted into the right to receive aggregate initial cash consideration of $40,000,000, plus a working capital adjustment of approximately $2,000,000, which was paid by the Registrant at the closing, with potential additional cash consideration of up to $15,000,000 payable in two parts, in the first quarter of 2010 and the first quarter of 2011, if Formation meets certain EBITDA targets in calendar years 2009 and 2010.
The foregoing summary is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by this reference.  The Merger Agreement has been included to provide investors and security holders with information regarding its terms.  It is not intended to provide any other factual information about the Registrant or the Merger Subsidiary.  The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Registrant or the Merger Subsidiary or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations, warranties and covenants may have changed after the date of the Merger Agreement and may change in the future, which subsequent information may or may not be fully reflected in the Registrant’s public disclosures.
Section 9 Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(c)	The following exhibits are furnished as part of this Form 8-K.

Exhibit
No.	Description

2.1	Agreement and Plan of Merger dated as of December 11, 2008, by and among EMS Technologies, Inc., EMS Acquisitions, Inc., Formation, Inc., and Nimm Evatt solely as Stockholder Representative.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMS TECHNOLOGIES, INC.

Date: January 15, 2009	By:	/s/ Gary B. Shell
Gary B. Shell
Senior Vice President, Chief Financial Officer and Treasurer